Investor Presentation EXHIBIT 99.1

Information For Investors And Shareholders
This presentation contains forward-looking statements concerning Valley’s future business outlook, financial condition and operating results.  Generally, the words "will," "may," "should,"
"continue," "believes," "expects," "anticipates" or similar expressions identify forward-looking statements.  Readers are advised not to place undue reliance on these forward-looking statements as they are influenced by certain risk factors and unpredictable events.
The foregoing contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.  These statements may be identified by such forward-looking terminology as “expect,”
“believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements.
Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in Valley’s
Quarterly Report on Form 10-Q for the three months ended March 31, 2010 and Annual Report on Form 10-K for the year ended December 31, 2009.  Valley disclaims any obligation to update or revise forward-looking statements for any reason.

Investor Presentation
• History of Valley National Bank
–
Organic Growth and Acquisitions
• Valley National Bank Today
–
About Us
–
Footprint
–
Recent Highlights
–
Balance Sheet Composition
–
Shareholder Returns
• Credit Culture
–
Non-Performing Assets
–
Net Charge-Offs
–
Delinquencies
• Additional Information
–
Demographics
–
Executive Management

Valley National Bank Today
About Valley
• Regional Bank Holding Company
• Approximately $14.5 Billion in
Assets
• Headquartered in Wayne, New
Jersey
• 36 Largest United States
Chartered Commercial Bank
–
Largest Commercial Bank
Headquartered in New Jersey
• Operates 202 Branches in 135
Communities Serving 14 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn
and Queens
• Traded on the NYSE (VLY)
Significant Attributes
• Consistent Shareholder Returns
• Focus on Credit Quality
• Conservative Strategies
• Affluent and Heavily Populated
Footprint
• Strong Customer Service
• Large Bank that Operates and
Feels Like a Small Closely Held
Company
• Experienced Senior and Executive
Management
th

Sussex
Passaic
Bergen
Warren
Morris
Essex
Union
Somerset
Middlesex
Monmouth

Valley National Bank

Footprint & Demographics
Valley’s Emerging NJ Market
Valley’s Core NJ Market
Branches Under Construction
Current Branches
Valley’s Core New Jersey Market
• Total Market Deposits - $106.9 billion
• Market Average Deposits per Branch $76.0 million
• Valley Branches – 134
• Valley’s Market Share – 6.63%
Valley’s Emerging New Jersey Market
• Total Market Deposits - $64.3 billion
• Market Average Deposits per Branch $68.2 million
• Existing Valley Branches – 38
• Branches Under Construction – 3
• Valley’s Market Share – 1.59%
Headquarters
$245 billion $73,077 8.8 million NJ Total
$74 billion $61,436 2.9 million Balance of NJ Marketplace
$171 billion $78,074 5.9 million Valley’s NJ Marketplace
Total Market
Deposits
Median HH
Income
Population Region
Valley’s NJ Marketplace
Demographic Data from SNL Financial Inc. as of 6/2009
Valley Branch data as of 3/31/2010

Footprint & Demographics
Valley’s Emerging Manhattan Market
• Total Market Deposits - $418.3 billion
• Market Average Deposits per Branch $621.6 million
• Existing Valley Branches – 17
• Valley’s Market Share – 0.28%
Valley’s Emerging Queens Market
• Total Market Deposits - $41.3 billion
• Market Average Deposits per Branch $96.3 million
• Existing Valley Branches – 5
• Valley’s Market Share – 0.17%
Valley’s Emerging Brooklyn/Kings Market
• Total Market Deposits - $34.1 billion
• Market Average Deposits per Branch $99.6 million
• Existing Valley Branches – 8
• Branches Under Construction - 1
• Valley’s Market Share – 0.58%
$288 billion $52,640 13.0 million Balance of NY Marketplace
$781 billion $52,893 19.5 million NY Total
$493 billion $57,864 6.5 million Valley’s NY Marketplace
Total Market
Deposits
Median HH
Income
Population Region
Valley’s Emerging NYC Markets
Branches Under Construction
Current Branches
Valley’s NY Marketplace
Demographic Data from SNL Financial Inc. as of 6/2009
Valley Branch data as of 3/31/2010

Valley’s 1Q 2010 Highlights
FDIC-assisted Transactions
Acquired Manhattan-based LibertyPointe Bank and The Park Avenue Bank from the FDIC as receiver and benefitted from two loss-sharing agreements with the FDIC
Acquired combined deposits of $654 million and certain assets totaling approximately $692 million, before purchase accounting adjustments
Credit Quality
Total 30+ day delinquencies were 1.68% of entire loan portfolio
Out of approximately 22,000 residential mortgages and home equity loans only 216 loans were past due 30 days or more at March 31, 2010
Net charge-offs were only $11.0 million or 0.47% of average total loans on an annualized basis
Total non-performing loans were only 0.96% of total loans compared to 0.98% last quarter
Net Income
1Q net income available to common shareholders was $27.4 million
Net interest margin on a tax equivalent basis increased 18 basis points to 3.65% compared to the previous quarter
$3.3 million non-cash charge on change in fair value of Valley’s junior subordinated debt ($0.01 Diluted EPS)
Capital
Continued strong capital ratios
Tangible Common Equity to Risk-Weighted Assets of 8.65%
Tier I Ratio of 10.54%
Tier II Ratio of 12.46%

$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009
Organic Assets Assets Acquired
Asset Growth of Valley National Bank
•
Over the past 83 years, Valley has grown organically and
through the acquisition of 30 financial institutions
CAGR = Compounded annual growth rate
Organic CAGR = 7.80%
Total CAGR = 10.85%

Asset and Loan Composition
Other Assets*
8%
Covered Loans
3%
Intangible
Assets 2%
Cash 3%
Securities 21%
Non-Covered
Loans 63%
Total Assets = $14.5 Billion
As of 3/31/10
Commercial
Real Estate
38%
Residential
Mortgages
21%
Commercial
Loans 19%
Construction
Loans 5%
Auto Loans
10%
Other
Consumer
7%
Non-Covered Loans (Gross) = $9.1 Billion
*Other Assets includes bank owned branch locations carried at a cost estimated to be less than the current market value.

Total Commercial Real Estate - $3.4 Billion
(Non-Covered Loans)
As of 3/31/10
46% 1% 24 Other
2%
3%
6%
7%
11%
11%
13%
21%
25%
% of
Total
58%
52%
50%
61%
45%
49%
54%
53%
50%
Average
LTV
367 Mixed Use
361 Apartments
439 Office
717 Industrial
858 Retail
69 Land Loans
88 Residential
213 Specialty
233 Healthcare
$ Amount
(Millions) Primary Property Type
Diversified Commercial Real Estate Portfolio
25%
21%
13%
11%
11%
7%
6%
3%
2%
1%
-Average LTV based on current balances and original appraised value
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.
-The chart above does not include $392 million in construction loans.

27%
22%
18%
12%
6%
5%
4%
4%
2%
Total Retail Property Types - $858 Million
(Non-Covered Loans)
43% 4% Entertainment Facilities
51% 5% Food Establishments
2%
4%
6%
12%
18%
22%
27%
% of
Total
52%
51%
32%
52%
55%
51%
49%
Average
LTV
Auto Dealership
Multi-Tenanted - No Anchor
Single Tenant
Multi-Tenanted - Anchor
Retail Property Type
Auto Servicing
Private Education Facilities
Private & Public Clubs
As of 3/31/10
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and original appraised value
-The chart above does not include construction loans.

As of 3/31/10
14%
13%
8%
4%
4%
3%
2% 1% 1%
50%
Construction Loan Composition
Total (Non-Covered) Construction Loans - $392 Million
1% 5 Industrial
1% 6 Specialty
2% 9 Healthcare
3% 11 Apartments
4% 12 Office
4% 17 Other
8% 32 Retail
13% 51 Land Loans
14% 56 Mixed Use
50% 193 Residential
% of
Total
$ Amount
(Millions)
Primary Property Type
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in
Valley’s SEC and bank regulatory reports.

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010

Loan Quality  1992 – 1Q 2010
Source – FDIC
Recession
Total Loan Portfolio
Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases.
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010

Valley National Bank

Loan Quality  1992 – 1Q 2010
Recession
Residential Mortgages
Valley’s elevated levels between 1993 and 1997 are mainly attributable to acquisitions.
Source – FDIC
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010

Valley National Bank

Loan Quality  1992 – 1Q 2010
Valley’s elevated levels between 1993 and 1997 are mainly attributable to acquisitions.
Source – FDIC
Recession
Home Equity
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

0.17%
0.50%
0.54%
1.20%
0.01%
0.28%
0.04%
0.97%
0.31%
0.90%
0.04%
0.16%
0.03%
0.31%
0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real
Estate
1-4 Family
Peer Group
0.47%
0.52%
0.49%
1.06%
0.00%
1.16%
0.39%
2.88%
1.14%
1.44%
0.06%
0.36%
0.11%
0.30%
0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%
Net Charge-offs to Average Loans (%) Annualized
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real
Estate
1-4 Family
Valley
Net Charge-offs to Average Loans
Source - SNL Financial As of 04/26/10
Peer group consists of banks with total assets between $3 billion and $50 billion.
2003 - 2009
2010 1Q

Investment Portfolio
Investment Portfolio
Corporate Debt
Private Label MBS
Other
US Treasury
State, County & Municipals
Trust Preferred
GSE MBS (FNMA/FHLMC)
GSE MBS (GNMA)
Investment Types
$3.1 Billion $3.0 Billion
18% 3%
5% 4%
7% 5%
0% 8%
7% 9%
12% 13%
49% 28%
3% 30%
2007 Q1 2010
As of 3/31/10 and 12/31/07

Securities by Investment Grade
•
AAA Rated 69%
•
AA Rated 5%
•
A Rated 6%
•
BBB Rated 6%
•
Non Investment Grade 4%
•
Not Rated 10%
As of 3/31/10
AAA Rated
Not Rated
Non-investment
grade
A Rated
AA Rated
BBB Rated

Deposits and Borrowings Composition
Total Deposits
74%
Other
Liabilities 3%
Short-term
Borrowings 1%
Long-term
Borrowings
22%
Total Liabilities = $13.2 Billion
As of 3/31/10
Savings
42%
Non-
Interest
Bearing
25%
Time
Deposits
33%
Total Deposits = $9.8 Billion

Equity Composition / Ratios*
Tangible
Common
Equity 69%
Other Equity
3%
Trust Preferred
13%
Sub-debt 7%
LL Reserve 8%
Total Tier II Equity = $1.3 Billion
As of 3/31/10
$5.76
$7.83
8.18%
12.46%
10.54%
8.65%
6.55%
As Reported
Tangible Book Value
Book Value
Leverage
Tier II
Tier I
Tangible Common Equity /
Risk-Weighted Assets
Tangible Common Equity /
Tangible Assets
Capital Ratios
As Reported
Unrealized gain on facilities owned of approximately $200 million over book, not incorporated in capital ratios reflected above.
*Non-GAAP reconciliations shown on slide 25.

Shareholder Returns
Historical Financial Data (1) (Dollars in millions, except for share data)
3/2010 14,474 $    27.4 $       $0.17 0.77% 8.72% $0.18 5/10 - 5% Stock Dividend
2009 14,284       116.1        0.64 0.81 8.64 0.72 5/09 - 5% Stock Dividend
2008 14,718       93.6          0.64 0.69 8.74 0.73 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.10 1.25 16.43 0.74 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.15 1.33 17.24 0.70 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.17 1.39 19.17 0.69 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.16 1.51 22.77 0.66 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.15 1.63 24.21 0.63 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.12 1.78 23.59 0.60 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.94 1.68 19.70 0.56 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.90 1.72 20.28 0.53 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.85 1.75 18.35 0.50 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.82 1.82 18.47 0.45 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.75 1.67 18.88 0.40 5/97 - 5% Stock Dividend
1996 4,687         67.5          0.66 1.47 17.23 0.35 5/96 - 5% Stock Dividend
1995 4,586         62.6          0.60 1.40 16.60 0.34 5/95 - 5% Stock Dividend
1994 3,744         59.0          0.66 1.60 20.03 0.32 5/94 - 10% Stock Dividend
1993 3,605         56.4          0.65 1.62 21.42 0.26 4/93 - 5:4 Stock Split
1992 3,357         43.4          0.50 1.36 19.17 0.22 4/92 - 3:2 Stock Split
1991 3,055         31.7          0.37 1.29 15.40 0.21
Year End Total Assets
Net Income
(2) Common  Stock  Splits  and Dividends
Diluted
Earnings Per
Common
Share
Return  on
Average
Assets
Return  on
Average
Equity
Cash Dividends
Declared Per
Common Share
(1)  All per share amounts have been adjusted retroactively for stock splits and stock dividends during the periods presented.
(2) Net income includes other-than-temporary impairment charges on investment securities totaling $1.6 million, $4.0 million, $49.9 million, and $10.4 million, net of tax benefit, for Q1 2010, 2009, 2008, and 2007, respectively.

$- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010* Dividend Per Common Share Dividend Growth Per Share *2010 Dividend Annualized

Valley’s Long-Term Objectives
•
Maintain a quality balance sheet
•
Manage balance sheet, not be managed by balance sheet
growth
•
Continue to produce strong operating results
•
Minimize earnings volatility
•
Maintain strong capital position
•
Consistently generate solid shareholder returns

Valley National Bank Additional Information

History of Valley National Bank
• Founded in 1927 as The Passaic Park Trust Co.
• 1956 Purchased The Bank of Allwood - Clifton
• 1976 The Name Valley National Bank Chosen
• 1976 Acquired The Bank of Wayne
• 1977 Acquired Bankers National Bank - Elmwood Park
• 1981 Acquired Liberty National Bank - Hillsdale
• 1982 Acquired Fair Lawn State Bank
• 1983 Formed Valley National Bancorp
• 1984 Purchased First National Bank & Trust Co. of Kearny
• 1990 Purchased Mayflower Savings Bank - Livingston
• 1991 Acquired the Deposits from RTC for
– North Jersey Savings - Clifton
– First Jersey Savings - Wyckoff
– Nutley Savings
– Yorkwood Savings (Warren)
• 1992 Acquired Powder Mill Bank - Morris Plains
• 1993 Acquired People's Bank – Fairfield
• 1994 Acquired Rock Bank - N. Plainfield
• 1995 Acquired American Union Bank – Union
• 1995 Acquired Lakeland Savings Bank – Succasunna
• 1997 Acquired Midland Bancorp – Paramus
• 1998 Acquired Wayne Bancorp
• 1999 Acquired Commonwealth All Service Title Agency
• 1999 Acquired Ramapo Financial Corporation – Wayne
• 1999 Acquired New Century Asset Management Co.
• 2000 Acquired Hallmark Capital Management, Inc.
• 2001 Acquired Merchants Bank of New York
• 2001 Formed Valley Commercial Capital, LLC
• 2002 Acquired Masters Coverage Corp.
• 2002 Acquired NIA/Lawyers Title Agency, LLC
• 2005 Acquired Shrewsbury State Bank
• 2005 Acquired NorCrown Bank – Livingston
• 2008 Acquired Greater Community Bank - Totowa
• 2010 Acquired Certain Assets and Deposits from FDIC for
– LibertyPointe Bank – New York
– The Park Avenue Bank – New York
•
Valley’s 30 acquisitions have included commercial banks, savings and loans banks, title agencies, asset management companies
and an insurance company among others

Valley National Bank Today
•
Subsidiaries include:
–
Mortgage servicing company
•
$3.1 billion in serviced mortgages
–
Title insurance agency
–
Asset management advisors (SEC registered) and Trust services
•
$786 million in assets under management
–
All-line insurance agency
•
Offers property, casualty, life and health insurance
–
Commercial equipment leasing & financing for general aviation aircrafts
–
Healthcare equipment leasing

Footprint & Demographics $54,749 United States $54,719 New York $72,809 New Jersey Median Household Income* Least Income Most Income *Source: SNL Financial Inc. as of 12/31/2009

Footprint & Demographics
Least Densely Populated Most Densely Populated
Per km
²
Per square mile Country/State
New York
New Jersey (Most Densely Populated State)
United States 33.8 87.6
159.4 412.9
459.9 1,191.1
Population Density*
*Source: SNL Financial Inc. as of 12/31/2009

Executive Management
•
Office of the Chairman
–
Eight senior executives offering strong senior management
succession
–
Tenured at Valley for a combined 172 years
• 22 years on average
–
Backgrounds include:
• Regulatory experience
• CEOs of acquired financial institutions
• Senior executives with national exposure working for local NJ/NY companies
• Mortgage banking & thrift experience

Executive Management
Gerald Lipkin
Chairman of the Board, President &
Chief Executive Officer
• Tenured with Valley since 1975
–
Chairman and Chief Executive Officer since 1989
–
President since 1996
–
As chairman, has been instrumental in the acquisition of 24 financial institutions
–
Vice Chairman and Member of the Executive Committee of the New Jersey
Bankers Association
• Career in banking since 1963
–
Former Deputy Regional Administrator, New York Region, U.S. Comptroller of
the Currency

Executive Management
• Tenured with Valley since 1990
–
Senior Vice President and Controller in 1998
–
Executive Vice President since 2000
•
Oversees Finance, Accounting, Treasury, Wealth Management & Shareholder
Relations
• Career in banking since 1976
–
Residential Financial Corporation – Commercial Mortgage Broker
–
Suburban Savings and Loan – Executive Vice President
–
Employed at both local and national CPA Firms
–
Member American Institute of CPA’s and New Jersey State Society of CPA’s
Alan Eskow
Senior Executive Vice President
Chief Financial Officer

Executive Management
• Tenured with Valley since 1977
–
Executive Officer since 1990
•
Oversees Retail Banking Network of over 200 Branches, Bank Operations, Information
Technology and Administration
–
Provided oversight for the 3 most recent acquisitions of Greater Community
Bank, Shrewsbury State Bank and NorCrown Bank
• Career in banking since 1977
–
Held a variety of positions with the bank, including Branch Banking, Lending and
Operations
Peter Crocitto
Senior Executive Vice President
Chief Operating Officer

Executive Management
• Tenured with Valley since 1997
–
Executive Officer in since 1997
•
Oversees Commercial Lending, Commercial Real Estate Lending, SBA, Community
Lending, Aircraft Finance, Leasing, Cash Management, Government Banking, Legal and
Special Assets
• Career in banking since 1969
–
Former President and CEO of Midland Bancorporation and Midland Bank and
Trust for 6 years
–
Former President and CEO of First Jersey National Bank/Central (subsidiary of
First Jersey National Corp ) for 5 years
Robert Meyer
Executive Vice President
Chief Commercial Lending Officer

• Tenured with Valley since 1996
–
Executive Officer since 1998
•
Oversees Residential 1  & 2  Mortgage, Auto, Floor Plan, Credit/Debit Cards,
Personal Loans and Auto Loan Servicing
–
Oversees mortgage loan servicing subsidiary servicing $3.2 billion in mortgage loans (purchased and originated)
• Career in banking since 1970
–
Executive VP of America’s largest, privately held Realtor’s mortgage affiliate
–
Over 37 years of mortgage lending / banking experience
Al Engel
Executive Vice President
Chief Retail Lending Officer
Executive Management
st nd

Executive Management
• Tenured with Valley since 1991
–
Executive Officer since 1991
•
Oversees Information Technology, Bank Operations, Facilities and Security
–
Former President of Wealth Management and head of Retail Banking
• Career in banking since 1969
–
Former President & CEO of Pilgrim State Bank for 3 years
–
Former President & COO of 1   National Bank & Trust Co. of Kearny for 18 years
Robert Mulligan
Executive Vice President
Chief Administrative Officer
st

Executive Management
• Tenured with Valley since 1990
–
Executive Officer since 1992
•
Oversees all credit risk exposure within the Bank
–
Former Head of New Jersey Commercial Lending Division and Former Chief
Credit Policy and Administration Officer
• Career in banking since 1968
–
National Bank Examiner, U.S. Comptroller of the Currency for over 10 years
–
Director, EVP and Chief Credit Officer Peoples National Bank of North Jersey
–
President and CEO of two de novo Banks
Robert Farrell
Executive Vice President
Chief Credit Officer

Executive Management
• Tenured with Valley since 1992
–
Executive Officer since 2009
•
Oversees all business and sales initiatives within Valley’s footprint of 135 communities and over 200 branches throughout NJ and NY
–
Former Retail Banking Metropolitan Division Executive
• Career in banking since 1977
–
Extensive experience at Citibank, including corporate and consumer lending, private banking, sales, branch management and credit operations
Bernadette Mueller
Executive Vice President
Director of Sales and Client Development

For More Information
– Log onto our web site:   www.valleynationalbank.com
– E-mail requests to:   dgrenz@valleynationalbank.com
– Call Shareholder Relations at: (973) 305-3380
– Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
– Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Non-GAAP Disclosure Reconciliations
($ in Thousands)
8.65% TCE / RWA
6.55% TCE / TA
Ratios
$926,522 Total Tangible Shareholders’ Equity
(332,730)
Less: Goodwill & Other Intangible
Assets
$1,259,252 Total Equity
$10,710,868 Risk Weighted Assets
$14,141,066 Total Tangible Assets
(332,730)
Less: Goodwill & Other Intangible
Assets
$14,473,796 Total Assets
As Reported
*All data as of 3/31/10
$5.76 Tangible Book Value
$926,522 Tangible Shareholder’s Equity
(332,730)
Less: Goodwill and Other Intangible
Assets
- Less: Preferred Stock
$1,259,252 Shareholders’ Equity
160,805,450 Common Shares Outstanding
As Reported